*------------------------------------------------------------------------------*

                           SCHEDULE 14A INFORMATION

Proxy  Statement  Pursuant  to  Section 14(a) of the Securities Exchange Act of
1934
                              (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the  Commission  Only (as permitted by Rule 14a-
      6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to <section>240.14a-11(c) or
      <section>240.14a-12

                        CITIZENS FINANCIAL CORPORATION

               (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


      2)    Aggregate number of securities to which transaction applies:


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      4)    Proposed maximum aggregate value of transaction:


      5)    Total fee paid:


[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is  offset  as  provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:


      3)    Filing Party:


      4)    Date Filed


*------------------------------------------------------------------------------*

                        CITIZENS FINANCIAL CORPORATION
                          THE MARKETPLACE, SUITE 300
                            12910 SHELBYVILLE ROAD
                          LOUISVILLE, KENTUCKY  40243


                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 21, 1997


            The 1997 Annual Meeting of Shareholders of Citizens Financial Corporation will be held at the offices of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky, on Wednesday, May 21, 1997 at 4:00 p.m., Eastern Daylight Time, for the following purposes:

      (1) to elect directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify (the "Election of Directors"); and

      (2) to transact such other business as may properly come before the Meeting or any adjournments thereof, including matters incident to its conduct.

            Please  consult  the  accompanying  Proxy  Statement   for  further
information concerning the Meeting, the Election of Directors and other matters.

            April 18, 1997 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to vote at the Meeting or any adjournments thereof.

            You are cordially invited to attend the Meeting in person. If you cannot, please sign and date the accompanying form of Proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                               By Authority of the Board of Directors




                               Darrell R. Wells
                               President and Chief Executive Officer


April 23, 1997

                        CITIZENS FINANCIAL CORPORATION
                          THE MARKETPLACE, SUITE 300
                            12910 SHELBYVILLE ROAD
                          LOUISVILLE, KENTUCKY 40243


                                PROXY STATEMENT


                    SOLICITATION AND REVOCATION OF PROXIES

            The Board of Directors of Citizens Financial Corporation (the "Company") is soliciting proxies to be voted at the 1997 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 21, 1997, at 4:00 p.m., Eastern Daylight Time, at the offices of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243, and at any adjournments thereof (the "Meeting").

            If the accompanying form of Proxy is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon; or, if no contrary directions are given, they will be voted [i] in the election of directors as hereinafter described and [ii] on any other matters that may come before the Meeting, including matters incident to its conduct. Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of the Company at the address shown above.

            The accompanying form of Proxy may not be used [i] to authorize shares to be voted by anyone other than the persons named therein or substitutes appointed by the Board of Directors or [ii] to vote with respect to nominees other than those named herein or substitutes appointed by the Board of Directors.

            This Proxy Statement and the accompanying form of Proxy are being first mailed to shareholders on or about April 23, 1997.

                               VOTING AT MEETING

            Only shareholders of record of the Company's Class A Stock (the "Class A Stock"), at the close of business on April 18, 1997 (the "Record Date"), are entitled to notice of, and to vote in person or by duly authorized proxy at, the Meeting. On the Record Date, there were 1,075,615 shares of the Class A Stock outstanding and entitled to vote. Each such share is entitled to one vote on all matters that may come before the Meeting other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky law to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single director nominee or distribute them among the nominees in any manner the shareholder may see fit. Proxies received may be voted cumulatively. See "Discretionary Authority In Election of Directors," below.

            Under Kentucky law, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for election of a director or passage of any matter submitted to shareholders. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum.


                            IMPORTANT

     SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN
     THE UNITED STATES.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table reflects certain information regarding the beneficial ownership of the Class A Stock and the Company's 1995 Class B Convertible Preferred Stock (the "Preferred Stock") held as of the Record Date [i] by the only person known by the Company to own beneficially more than five percent (5%) of the Class A Stock and [ii] by the directors and the executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each person named or included below has sole voting and investment power with respect to the Class A Stock and the Preferred Stock attributed to such person.

                                  OWNERSHIP OF CLASS A STOCK       OWNERSHIP OF PREFERRED STOCK
                                                   PERCENT OF                       PERCENT OF
SHAREHOLDER                        SHARES<F1>      CLASS<F2>           SHARES       CLASS<F2>
5% HOLDER

     Darrell R. Wells             959,522<F3>         65.38%           196<F3>          52.97%
     Suite 310
     4350 Brownsboro Road
     Louisville, Kentucky 40207

DIRECTORS AND EXECUTIVE OFFI-
CERS AS A GROUP

      13 Persons                1,050,363<F4,5>       70.42%           208<F5>          56.22%

[FN]

<F1>    Includes shares of the Class A  Stock  issuable  upon conversion of the
        Preferred Stock held by such persons. As of the Record Date, each share of the Preferred Stock was immediately convertible into 2,000 shares of the Class A Stock. The Preferred Stock is not entitled to vote except in cases of certain dividend arrearages and certain fundamental changes in the rights of the holders of the Preferred Stock.

<F2>    Percentage calculations for the Class A Stock  are based on outstanding shares of the Class A Stock and shares of the Class A Stock issuable upon conversion of the shares of the Preferred Stock held by such person, plus, in the case of the group, the shares referred to in Note
        4. Percentage calculations for the Preferred Stock are based on outstanding shares of the Preferred Stock.

<F3>    Mr. Wells shares voting and investment  power  with  respect  to 49,315 shares of the Class A Stock and nine (9) shares of the Preferred Stock. Frank T. Kiley, who beneficially owns 6,303 shares of the Class A Stock and nine (9) shares of the Preferred Stock, may be deemed to be affiliated with Mr. Wells for certain purposes. Excluding the shares of the Class A Stock issuable upon conversion of the Preferred Stock, Mr. Wells beneficially owns 567,522 shares of the Class A Stock, which represents 52.76% of the outstanding shares of the Class A Stock.

<F4>    Includes 5,000  shares  of  the  Class  A  Stock  issuable  pursuant to purchase options that are deemed to be beneficially owned because the options are exercisable presently or within 60 days after the Record Date. See "Aggregate Year-End Option Values."

<F5>    Includes shares beneficially owned by  Mr. Wells.  Excluding the shares of the Class A Stock issuable upon conversion of the Preferred Stock held by such group, the members of such group beneficially own 634,363 shares of the Class A Stock, which represents 58.70% of the outstanding shares of the Class A Stock and the shares referred to in Note 4.


                             ELECTION OF DIRECTORS

            At the Meeting, a full Board of Directors will be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. The Bylaws of the Company provide that the Board of Directors shall consist of eight (8) persons.

            Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect the eight (8) persons named in the following table, subject to the matters described in "Discretionary Authority In Election of Directors," below. All of the nominees were elected at the 1996 Annual Meeting of Shareholders and in previous years as shown in the table. The terms of all present directors will expire at the conclusion of the election of directors at the Meeting.  All of the nominees have agreed
to serve if  elected.   If there are more nominees at the Meeting than
there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.

                                                                         OWNERSHIP OF            OWNERSHIP OF
                                                                      CLASS A STOCK<F1,2>      PREFERRED STOCK<F1,2>
    NAME, AGE, AND                       PRINCIPAL OCCUPATION(S)
  PRESENT POSITIONS                     OR EMPLOYMENT(S) DURING
 WITH THE COMPANY AND       DIRECTOR       PAST FIVE YEARS AND                      PERCENT               PERCENT
 CITIZENS SECURITY<F3>        SINCE   CERTAIN DIRECTORSHIPS<F4>       SHARES       OF CLASS     SHARES    OF CLASS

John H. Harralson, Jr.       1990     Publisher, Southern Publishing   12,468        1.16%        --        --
69                                    d/b/a The Voice Tribune (sub-
Director of the Company               urban newspaper publishing),
and Citizens Security                 Louisville, Kentucky


Lane A. Hersman              1995     Present principal positions       6,200<F5>    0.58%        --        --
45                                    with the Company and Citizens
Executive Vice President              Security since July, 1995;
and Chief Operating Officer           formerly senior financial
and Director of the Compa-            management positions with the
ny; President and Chief               Company since 1992 and
Executive Officer and Di-             Citizens Security since 1989
rector of Citizens Security

Frank T. Kiley               1990     Principal, Security Management   24,303        2.22%         9       2.43%
50                                    Company (investments and in-
Director of the Company               vestment management), Louis-
                                      ville, Kentucky

Charles A. Mays              1994     Executive Vice President and      2,500        0.23%         1       0.27%
58                                    Chief Financial Officer, Com-
Director of the Company               monwealth Bank and Trust
and Citizens Security                 Company, Louisville, Kentucky

Earle V. Powell              1990     Retired; Trustee, Kentucky       16,465        1.53%        --        --
80                                    Teachers Retirement System
Director of the Company
and Citizens Security

Thomas G. Ward               1990     President, Texas 5 Corporation   24,169        2.24%         2       0.54%
59                                    (telecommunications) since
Director of the Company               1990; President, Third Ken-
and Citizens Security                 tucky Cellular Corporation,
                                      Lexington, Kentucky since 1995

Darrell R. Wells<F6>         1990     General Partner, Security Man-  959,522<F6>   65.38%       196<F6>  52.97%
54                                    agement Company (investments
President and Chief Execu-            and investment management),
tive Officer, Director and            Louisville, Kentucky.
Chairman of the Board of              Director, Churchill Downs
the Company                           Incorporated and Jundt Growth
                                      Fund

Margaret A. Wells<F6>        1993     Homemaker and civic volunteer   959,522<F6>   65.38%       196<F6>  52.97%
50
Director of the Company

                                     3

[FN]
<F1>  Amounts as of the Record Date as furnished by persons named in the table.
      All nominees have sole voting and investment power with respect to their beneficially owned shares except for Mr. Wells as to the shares described in Note 3 under "Security Ownership of Certain Beneficial Owners and Management" and Ms. Wells as to shares beneficially owned by Mr. Wells. See Note 6. Percentage calculations for the Class A Stock are based on outstanding shares of the Class A Stock and shares of the Class A Stock issuable upon conversion of the shares of the Preferred Stock held by each such director, and in the case of Mr. Hersman, the shares referred to in Note 5. Percentage calculations for the Preferred Stock are based on outstanding shares of the Preferred Stock.

<F2>  Includes  shares of the Class A Stock issuable  upon  conversion  of  the
      Preferred Stock held by such director. As of the Record Date, each share of the Preferred Stock was immediately convertible into 2,000 shares of the Class A Stock. The Preferred Stock is not entitled to vote except in cases of certain dividend arrearages and certain fundamental changes in the rights of the holders of the Preferred Stock.

<F3>  Citizens Security Life Insurance Company  ("Citizens  Security")  was the
      Company's corporate predecessor and is now its principal subsidiary.

<F4>  Directorships  in  publicly-held  companies  other  than  the Company, in registered investment companies and, in the case of certain directors, other organizations deemed material by them.

<F5>  Includes 5,000 shares of  the Class A Stock issuable pursuant to purchase options that are deemed to be beneficially owned because the options are exercisable presently or within 60 days after the Record Date.

<F6>  Darrell R. Wells is the husband  of Margaret A. Wells.  Under the federal securities laws, a director is presumed to be the beneficial owner of securities held by members of the director's immediate family sharing the director's household. Accordingly, the shares reported as beneficially owned by Mr. Wells and Ms. Wells are the same shares. See "Security Ownership of Certain Beneficial Owners and Management."


            Six (6) meetings of the Board of Directors were held during 1996. The Board of Directors has delegated certain functions to standing committees of the Board. The Executive Committee is authorized to perform all of the functions of the Board of Directors except as limited by the Company's Articles of Incorporation and Bylaws and by certain provisions contained in the resolution creating the Executive Committee. The Executive Committee held six
(6) meetings during 1996. The members of the Executive Committee for 1996 were Messrs. Hersman, Kiley and Wells. The Audit Committee's prescribed functions are [i] to recommend to the Board of Directors the accounting firm to be selected as the independent auditors for the Company and its subsidiaries and [ii] to act on behalf of the Board in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting, accounting procedures, policies and controls, and the scope of the respective audits of the independent auditors and any internal auditor of the Company. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations to the Board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee held two (2) meetings during 1996. The members of the Audit Committee for 1996 were Ms. Wells and Messrs. Harralson, Kiley, Mays, Powell, Ward, and Wells. The Company has not established standing nominating or compensation committees or committees performing similar functions. All directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.


                  DISCRETIONARY AUTHORITY IN ELECTION OF DIRECTORS

            The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Meeting, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the Board of Directors. In addition, if any shareholder or shareholders shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

            If for any reason more than eight (8) persons are to be elected directors, the persons named in the accompanying form of Proxy, or their substitutes, are not authorized to vote shares represented by proxies received for more than eight (8) nominees. If for any reason less than eight (8) persons are to be elected directors, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote such shares for nominees equal in number to the number to be elected from among those named above or substitute nominees.

                       EXECUTIVE OFFICERS OF THE COMPANY

            The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.

                               PRESENT POSITIONS WITH THE                        PRINCIPAL OCCUPATION
      NAME/AGE              COMPANY AND/OR CITIZENS SECURITY<F1>               IN PAST FIVE OR MORE YEARS
Darrell R. Wells        President and Chief Executive                   General  Partner,  Security  Management
54                      Officer, Director and Chairman                  Company (investments and investments
                        of the Board of the Company                     management), Louisville, Kentucky

Lane A. Hersman         Executive Vice President and                    Present principal positions with the Com-
45                      Chief Operating Officer and                     pany and with Citizens Security since
                        Director of the Company;                        July 1995; formerly senior financial man-
                        President and Chief Executive                   agement positions with the Company since
                        Officer and Director of Citizens                1992 and with Citizens Security since
                        Security                                        1989

Robert N. Greenwood     Vice  President, Operations, of the             Present  position  with  the Company since
62                      Company Senior Vice President,                  1992 and with Citizens Security since
                        Operations, of Citizens Security                1989

James L. Head           Vice President, Administration,                 Present  positions  with the Company since
63                      of the Company; Senior Vice                     1992 and with Citizens Security since
                        President, Administration of                    1990
                        Citizens Security

Stephen L. Marco        Vice President and Chief Actuary                Present  positions  with the Company since
46                      of the Company; Senior Vice                     1993 and with Citizens Security since
                        President and Chief Actuary                     1992; formerly Vice President and Chief
                        of Citizens Security                            Actuary, Academy Life Insurance Com-
                                                                        pany, from 1989 to 1992

Paul M. Marquess        Vice  President, Agency, of the                 Present positions with the Company and
59                      Company; Senior Vice President,                 Citizens Security since June, 1996; for-
                        Agency, of Citizens Security                    merly Manager, Management Develop-
                                                                        ment, Agency Group, Providian Corpo-
                                                                        ration (insurance holding corporation)

Brent L. Nemec          Vice  President,  Accounting,  Chief            Present positions with the Company and
42                      Financial Officer, and Treasurer of             Citizens Security since July, 1996; for-
                        the Company; Senior Vice  President,            merly Second Vice President-Financial
                        Accounting, Chief Financial Officer,            Reporting, Agency Group, Providian Cor-
                        and Treasurer of Citizens Security              poration (insurance holding corporation)


[FN]

<F1>  Citizens  Security  Life  Insurance Company ("Citizens Security") was the
      Company's corporate predecessor and is now its principal subsidiary.


                            EXECUTIVE COMPENSATION


            The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's President and Chief Executive Officer and its Executive Vice President and Chief Operating Officer (together, the "Named Executive
Officers") for the fiscal years ended December 31, 1996, 1995 and 1994. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                        OTHER
                                                                                        ANNUAL       ALL OTHER
NAME AND PRINCIPAL POSITIONS             YEAR         SALARY          BONUS          COMPENSATION    COMPENSATION
Darrell R. Wells, President and Chief    1996        $      0          $  0             $   0           $  0
Executive Officer, Director and          1995        $      0          $  0             $   0           $  0
Chairman  of the Board<F1>

Lane A. Hersman, Executive Vice          1996        $103,750          $  0             $   0           $  0
President and Chief Operating            1995        $ 95,050          $  0             $   0<F2>       $  0
Officer and Director                     1994        $ 87,315          $  0             $   0<F2>       $  0

[FN]

<F1>    Mr. Wells was first elected an officer of the Company in 1995.  He does not receive any compensation for serving as an officer.

<F2>    Other Annual Compensation consists of personal  use  of  an automobile.
        The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the annual salary received by Mr. Hersman.


            The following table provides information with respect to the Named Executive Officers concerning unexercised options to purchase the Class A Stock held as of December 31, 1996:


                       AGGREGATED YEAR-END OPTION VALUES

                                                                                  VALUE OF UNEXERCISED IN-THE-
                                 NUMBER OF UNEXERCISED OPTIONS AT YEAR END       MONEY OPTIONS AT YEAR END <F1>
NAME                                    EXERCISABLE/UNEXERCISABLE                 EXERCISABLE/UNEXERCISABLE
Darrell R. Wells                                   0/0                                  $0/0
Lane A. Hersman                                5,000/0                                  $0/0

[FN]

<F1>    Closing high bid as of the last trading day of 1996 (December 31, 1996)
        minus the exercise price.

            Lane A. Hersman is employed by the Company as Executive Vice President and Chief Operating Officer and by Citizens Security as President and Chief Executive Officer under an agreement expiring June 30, 1998 that provides for cash compensation (included in the Summary Compensation Table) and certain personal benefits (including those benefits described in Note 2 to the Summary Compensation Table and other benefits standard for executive employees). If the Company should terminate his employment before the specified termination date other than in the event of his death or for cause, Mr. Hersman would be entitled to a severance payment equal to his then current salary for a period of one year.

            Each member of the Board of Directors who is not a full-time employee of the Company or its subsidiaries or who is not otherwise compensated as such receives a fee of $4,000 per year and meeting attendance fees of up to $3,600 per year.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
                      BY DIRECTORS AND EXECUTIVE OFFICERS

            The Securities Exchange Act of 1934 requires the Company's directors and executive officers and any person beneficially owning more than ten percent (10%) of the Class A Stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of reports filed with the SEC, the Company believes that all filing requirements applicable to its directors, executive officers, and ten percent (10%) beneficial owners were satisfied during 1996 except that Paul M. Marquess was late in filing his initial statement of beneficial ownership following his employment by the Company and Darrell R. Wells and Margaret A. Wells were each late in filing a statement of change in their beneficial ownership of the Preferred Stock following Mr. Wells' sale of two shares in a private transaction.

                        CERTAIN TRANSACTIONS INVOLVING
                       DIRECTORS AND EXECUTIVE OFFICERS

            Darrell R. Wells provides portfolio management for the Company and Citizens Security, through SMC Advisors, Inc. ("SMC") (of which he is the principal officer, a director, and the sole shareholder). Frank T. Kiley is also an officer of SMC. In July 1994, the Company and Citizens Security entered into separate contracts with SMC for portfolio management services. The contracts provide for aggregate annual fixed fees of $30,000 and incentive compensation equal to five percent (5%) of the sum of the net realized capital gains and losses plus the net unrealized capital gains and losses in the bond and stock portfolios of the Company and Citizens Security during each year. Total fixed fees paid or accrued by the Company under these contracts for 1996 were $30,000 (equal to about .04% of average cash and invested assets during 1996), while no incentive compensation was payable for 1996. Any excess of net realized and unrealized capital losses over net realized and unrealized capital gains at the end of a year is not carried forward to the next year. The contracts provide for automatic renewal for successive one-year periods unless either party gives at least 30 days' notice of termination as of the end of the then current period. The contracts have been renewed for 1997. The contracts are also subject to termination in certain events of default or insolvency. Portfolio investments are limited to investments that are eligible under the Kentucky Insurance Code and regulations and are to be in accordance with the overall investment policies of the Company and Citizens Security.

            In connection with its acquisition of Integrity National Life Insurance Company in September, 1995, the Company obtained $6,400,000 in financing from a commercial bank. As part of its security for the financing, the bank required that Mr. Wells personally guarantee $2,000,000 of the financing. In consideration of the guaranty by Mr. Wells, the Company entered into a guarantor's compensation agreement with Mr. Wells under which the
Company   paid  a   fee  of  10% of the $2,000,000 amount guaranteed by Mr.
Wells (that is, $200,000) on the date  of  the  bank financing  and  agreed to pay a further guaranty fee on each anniversary thereof as long as the Mr. Wells' guaranty remains outstanding. All payments are to be in the form
of promissory notes   except as  hereinafter described.  The guarantor's
compensation agreement calls for annual fees to be based on a percentage of the outstanding principal balance of the amount guaranteed by Mr. Wells, beginning with 10% on the first anniversary and thereafter decreasing in stages to 0.5% on the last anniversary before maturity, for an average percentage fee of 4.21% per annum over the entire term.

            In September, 1996, the Company and Mr. Wells agreed to a one-year modification of the guarantor's compensation agreement. In lieu of paying Mr. Wells the fee of $200,000 called for by the agreement on the first anniversary of the bank financing, the Company agreed to pay SMC an additional fee of 15% of the sum of the net realized capital gains and losses plus the net unrealized capital gains and losses in the bond and stock portfolios of the Company during the period from October 1, 1996 through September 30, 1997. (By virtue of the Company's payments to the bank described in the following paragraph, the fee was subsequently reduced from 15% to about 12.8%.) Unless the parties otherwise agree, this modification will not apply to any future period after September 22, 1997. In the event the Company's investment advisory agreement with SMC is terminated, any portion of the fee that SMC does not receive will become payable to Mr. Wells. The amount payable to SMC and/or Mr. Wells pursuant to the one-year modification will not be determinable until September, 1997; however, as of December 31, 1996, no fees had been earned under the modification.

            The Company has made payments of $390,000 to the bank on the portion of the bank financing guaranteed by Mr. Wells, reducing the balance to $1,610,000. Assuming that there are no further payments on that portion and no future modifications of the kind described in the preceding paragraph, the Company's total payments to Mr. Wells (exclusive of any amounts that may be payable to SMC or him under the one-year modification described in the preceding paragraph) will be approximately $353,000, of which $200,000 has already been paid in the form of note described in the following paragraph.

            The annual guaranty fees to Mr. Wells are payable in the form of non-negotiable promissory notes of the Company due in 2003. The notes bear interest at the prime rate charged by the commercial bank. The guarantor's compensation agreement also provides that the Company and Mr. Wells may agree to exchange the notes for securities of the Company on terms to be determined by a majority of the members of the Company's Board of Directors who are not affiliated with Mr. Wells. The $200,000 note issued on the date of the bank financing in 1995, together with $29,743 in accrued interest thereon, was prepaid by the Company on April 7, 1997.


                                 OTHER MATTERS

            No business other than the Election of Directors is expected to come before the Meeting, except for matters incident to its conduct. Should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying form of Proxy or their substitutes will vote thereon according to their judgment of the best interests of the Company.


                        INDEPENDENT PUBLIC ACCOUNTANTS

            On August 7, 1996, the Board of Directors approved the appointment of Ernst & Young, LLP as the Company's independent public accountants and auditors with respect to the Company's financial statements for the year ending December 31, 1996. Ernst & Young, LLP has conducted the audits of the Company since its organization in 1990 and has conducted the audits of Citizens Security since the year ended December 31, 1989. The Board of Directors
ordinarily   selects   an   independent   certified public accountant and
auditor for a year in the last half of the year. It has not yet made a selection for the current year.

            It is expected that a representative of Ernst & Young, LLP will be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.


                             FINANCIAL STATEMENTS

            Financial statements of the Company for its most recent year are contained in the 1996 Annual Report to Shareholders, a copy of which is included with the copies of this Proxy Statement mailed to shareholders. Additional copies are available to shareholders on request addressed to the President, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243. The Annual Report and such financial statements are not to be considered as part of this Proxy Statement because they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the Meeting.


                           PROPOSALS BY SHAREHOLDERS

            Any shareholder proposals that may be included in the Board of Directors' proxy statement and form of proxy for presentation at the 1998 Annual Meeting of Shareholders must be received by the Company at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243 not later than December 23, 1997.


                              GENERAL INFORMATION

            This solicitation of proxies by the Board of Directors is being conducted primarily by mail. The Company will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the Meeting to beneficial owners. Certain officers, directors, and regular employees of the Company may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews, and mail at no additional expense to the Company, except any actual out-of-pocket communications charges that, if incurred, are not expected to exceed $500.

            All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying form of Proxy in the return envelope enclosed for that purpose.

                                                               APPENDIX A
                                                                  (Front)
PROXY


                  CITIZENS FINANCIAL CORPORATION
        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR SHAREHOLDERS MEETING ON MAY 21, 1997


            The undersigned hereby appoints James L. Head and Len E. Schweitzer and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 1997 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the office of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky on Wednesday, May 21, 1997 at 4:00 p.m. Eastern Daylight Time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:


      1.    ELECTION OF DIRECTORS
            Nominees:   John H. Harralson,  Jr.,  Lane  A.  Hersman,  Frank  T.
                        Kiley,  Charles  A.  Mays,  Earle  V. Powell, Thomas G.
                        Ward, Darrell R. Wells and Margaret A. Wells.

            [ ] VOTE FOR all nominees listed above, except vote withheld from following nominees (if any):
            ____________________________________________________________________

            OR

            [ ]   VOTE WITHHELD from all nominees listed above.


      2.    OTHER MATTERS
            In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

            WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                       PLEASE DATE AND SIGN ON THE REVERSE SIDE



________________________________________________________________________________
         13                                                               (Back)





PLEASE SIGN EXACTLY AS              Dated:  _______________, 1997
NAME APPEARS BELOW

                                    ______________________Signature

                                    ______________________Signature

                                    (JOINT OWNERS SHOULD EACH SIGN.
                                    ATTORNEYS-IN-FACT, EXECUTORS,
                                    ADMINISTRATORS, CUSTODIANS,
                                    PARTNERS, OR CORPORATION OFFICERS
                                    SHOULD GIVE FULL TITLE).

                   PLEASE DATE, SIGN, AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE PROMPTLY.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.